   As filed with the Securities and Exchange Commission on October 29, 1998.

                                               Registration No. 333-____________

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM S-8

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                        AEGIS COMMUNICATIONS GROUP, INC.

            (Exact name of registrant as specified in its charter)

               DELAWARE                                     75-2050538
               --------                                     ----------
    (STATE OR OTHER JURISDICTION OF                      (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)

                      7880 BENT BRANCH DRIVE, SUITE 150
                             IRVING, TEXAS  75063
                                (972) 830-1800

      (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                             ---------------------

                        AEGIS COMMUNICATIONS GROUP, INC.
                            1998 STOCK OPTION PLAN

                           (Full title of the Plan)

                             ---------------------

                   COPY TO:
              STEPHEN A. MCNEELY                    KENNETH G. HAWARI
    PRESIDENT AND CHIEF EXECUTIVE OFFICER          HUGHES & LUCE, L.L.P.
       AEGIS COMMUNICATIONS GROUP, INC.        1717 MAIN STREET, SUITE 2800
      7880 BENT BRANCH DRIVE, SUITE 150               (214) 939-5558
            IRVING, TEXAS  75063
               (972) 830-1800

(Name, address, and telephone number, including area code, of agent for service)

                             ---------------------

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------
      TITLE OF         AMOUNT      PROPOSED MAXIMUM    PROPOSED MAXIMUM     AMOUNT OF
     SECURITIES         TO BE       OFFERING PRICE        AGGREGATE       REGISTRATION
  TO BE REGISTERED   REGISTERED(1)    PER SHARE(2)     OFFERING PRICE(2)      FEE(2)
--------------------------------------------------------------------------------------
    Common Stock,
   $.01 par value     7,500,000         $1.25             $9,375,000        $2,765.63
--------------------------------------------------------------------------------------

(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended, this registration statement also includes an indeterminate number of additional shares of Common Stock that may be issued if certain antidilution provisions of the 1998 Stock Option Plan become operative.

(2) Estimated solely for the purpose of calculating the registration fee on the basis of the average of the high and low price paid per share of Common Stock, as reported on the Nasdaq National Market on October 27, 1998, in accordance with Rule 457(h) promulgated under the Securities Act of 1933, as amended.

                                    PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.   PLAN INFORMATION.

     Not required to be filed with this Registration Statement.

ITEM 2.   REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

     Not required to be filed with this Registration Statement.


                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents, which have been previously filed with the Securities and Exchange Commission (the "Commission") by Aegis Communications Group, Inc. (formerly known as ATC Communications Group, Inc.) (the "Company"), are incorporated by reference in this Registration Statement:

     (a) Annual Report on Form 10-K for the year ended June 30, 1998, which contains audited financial statements of the Company for the fiscal year ended June 30, 1998 (the "1998 Form 10-K").

     (b) All reports filed by the Company pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since June 30, 1998.

     (c) The description of the Company's common stock, par value $.01 per share (the "Common Stock"), contained in the Company's registration statement on Form 8-A, dated November 1985, including any amendment or report filed for the purpose of updating such description.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement, which indicate that all of the shares of Common Stock offered have been sold or which deregisters all of such shares then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.   DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Company's Certificate of Incorporation provides that the Company shall indemnify any director, officer or employee, or former director, officer or employee, of the Company, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement to the fullest extent permitted by Section 145 of the Delaware General Corporation Law (the "DGCL"). DGCL Section 145 provides, among other things, that the Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, officer, agent or employee of the Company or who serves or served at the Company's request as a director, officer, agent, employee, partner or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding. The power to indemnify applies (a) if such person is successful on the merits or otherwise in defense of any action, suit or proceeding, or
(b) if such person acted in good faith and in a manner he reasonably believed to be in the best interest, or not opposed to the best interest, of the Company or corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The power to indemnify applies to actions brought by or in the right of the corporation as well, but only to the extent of defense expenses (including attorneys' fees but excluding amounts paid in settlement) actually and reasonably incurred and not to any satisfaction of a judgment or settlement of the claim itself, and with the further limitation that in such actions no indemnification shall be made in the event of any adjudication of negligence or misconduct in the performance of his duties to the Company, unless the court believes that in light of all the circumstances indemnification should apply.

     The Company's Bylaws further provide that a determination of the minimum standard required for indemnification may be made by either (a) a majority of the directors of the Company (whether or not a quorum) who were not parties to the action, (b) independent legal counsel in a written opinion, or (c) the Company's stockholders. The Company may advance expenses to the potential indemnitee only if the Company's Board of Directors so authorizes and if the potential indemnitee undertakes in writing to repay the expenses if it is subsequently determined that he is not entitled to indemnification. The indemnification provisions contained in the Company's Certificate of Incorporation and Bylaws are not exclusive of any other rights to which a person may be entitled by law, agreement, vote of stockholders or disinterested directors or otherwise.

     Insofar as indemnification by the Company for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.   EXHIBITS.

     The Exhibits to this Registration Statement are listed in the Index to Exhibits of this Registration Statement, which Index is incorporated herein by reference.

ITEM 9.   UNDERTAKINGS.

     (a)  The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement
          (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8, or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification by the registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in
Item 6, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification by the registrant against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  [Remainder of page intentionally left blank]

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on October 29, 1998.

                                       AEGIS COMMUNICATIONS GROUP, INC.



                                       By: /s/ Stephen A. McNeely
                                           ------------------------------------
                                           Stephen A. McNeely, President,
                                           Chief Executive Officer and Director

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints Stephen A. McNeely and Matthew S. Waller, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or amendment thereto has been signed by the following persons in the capacities and on the dates indicated:

                  Signature                                       Date
                  ---------                                       ----

/s/ Stephen A. McNeely                                      October 29, 1998
----------------------
Stephen A. McNeely
President, Chief Executive Officer and Director


/s/Matthew S. Waller                                        October 29, 1998
--------------------
Matthew S. Waller
Chief Financial Officer and Director


/s/ Michael G. Santry                                       October 29, 1998
---------------------
Michael G. Santry
Co-Chairman of the Board and Director


/s/ Paul G. Stern                                           October 29, 1998
-----------------
Paul G. Stern
Co-Chairman of the Board and Director


/s/ William G. Moore, Jr.                                   October 21, 1998
-------------------------
William G. Moore, Jr.
Director



                                     Page 7

/s/ Daniel H. Chapman                                       October 21, 1998
---------------------
Daniel H. Chapman
Director


/s/ Peter V. Ueberroth                                      October 29, 1998
----------------------
Peter V. Ueberroth
Director


/s/ David L. Malcolm                                        October 29, 1998
--------------------
David L. Malcolm
Director


/s/ Drew Lewis                                              October 21, 1998
--------------
Drew Lewis
Director


/s/ Frederic V. Malek                                       October 29, 1998
---------------------
Frederic V. Malek
Director


/s/ Edward Blank                                            October 20, 1998
----------------
Edward Blank
Director


/s/ Darryl D. Pounds                                        October 29, 1998
--------------------
Darryl D. Pounds
Director

                            INDEX TO EXHIBITS

 Exhibit Number                       Exhibit
---------------------------------------------------------------------
 4.1             Aegis Communications Group, Inc. 1998 Stock
                 Option Plan (incorporated by reference from the
                 Company's Registration Statement on Form S-4
                 filed with the Commission on May 29, 1998 - File
                 No. 333-53887)

 4.2             Form of Aegis Communications Group, Inc.
                 Qualified Stock Option Agreement (incorporated by reference from the Company's Registration
                 Statement on Form S-4 filed with the Commission on May 29, 1998 - File No. 333-53887)

 4.3             Form of Aegis Communications Group, Inc.
                 Nonqualified Stock Option Agreement (incorporated by reference from the Company's Registration
                 Statement on Form S-4 filed with the Commission on May 29, 1998 - File No. 333-53887)

 5.1*            Opinion of Hughes & Luce, L.L.P.

 23.1*           Consent of Hughes & Luce, L.L.P.
                 (Contained in Exhibit 5.1)

 23.2*           Consent of PRICEWATERHOUSECOOPERS LLP

 24.1*           Power of Attorney (Contained at pp. 7-8)

*  Filed herewith



                               Page 9